UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2007

VMS NATIONAL PROPERTIES JOINT VENTURE

(Exact name of Registrant as specified in its charter)

            Illinois

  0-14194

  36-3311347

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

 of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Please see the description under Item 2.03, below.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on January 19, 2007, VMS National Properties Joint Venture, an Illinois joint venture (the “Registrant”), obtained new mortgage debt on all fifteen of its investment properties.

The previously reported description of the new loan terms was qualified in its entirety by reference to the various individual loan and guarantee documents, copies of which are filed as exhibits 10.11 through 10.63 to this report.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.11

Secured Promissory Note – Loan 755505 Mountain View Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.12

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755505 Mountain View Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.13

Guaranty – Loan 755505 Mountain View Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.14

Property Reserves Agreement – Loan 755505 Mountain View Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.15

Secured Promissory Note – Loan 755504 Casa de Monterey between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.16

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755504 Casa de Monterey between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.17

Guaranty – Loan 755504 Casa de Monterey between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.18

Property Reserves Agreement – Loan 755504 Casa de Monterey between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.19

Secured Promissory Note – Loan 755503 Pathfinder Village between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.20

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755503 Pathfinder Village between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.21

Guaranty – Loan 755503 Pathfinder Village between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.22

Property Reserves Agreement – Loan 755503 Pathfinder Village between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.23

Secured Promissory Note – Loan 755502 Crosswood Park between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.24

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755502 Crosswood Park between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.25

Guaranty – Loan 755502 Crosswood Park between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.26

Property Reserves Agreement – Loan 755502 Crosswood Park between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.27

Secured Promissory Note – Loan 755501 Buena Vista Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.28

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755501 Buena Vista Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.29

Guaranty – Loan 755501 Buena Vista Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.30

Property Reserves Agreement – Loan 755501 Buena Vista Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.31

Secured Promissory Note – Loan 755500 Towers of Westchester Park between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.32

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755500 Towers of Westchester Park between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.33

Guaranty – Loan 755500 Towers of Westchester Park between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.34

Property Reserves Agreement – Loan 755500 Towers of Westchester Park between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.35

Secured Promissory Note – Loan #1 755498 Scotchollow between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.36

Secured Promissory Note – Loan #2 755498 Scotchollow between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.37

Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing – Loan 755498 Scotchollow between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.38

Guaranty – Loan 755498 Scotchollow between AIMCO Properties, L.P., a Delaware limited partnership, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.39

Property Reserves Agreement – Loan 755498 Scotchollow between VMS National Properties Joint Venture, an Illinois joint venture, and Principal Life Insurance Company, an Iowa Corporation dated January 19, 2007.

10.40

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – The Bluffs between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.41

MultiFamily Note (Variable Loan)– The Bluffs between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.42

Guaranty – The Bluffs between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.43

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – Forest Ridge Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.44

MultiFamily Note (Variable Loan)– Forest Ridge Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.45

Guaranty – Forest Ridge Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.46

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – North Park Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.47

MultiFamily Note (Variable Loan)– North Park Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.48

Guaranty – North Park Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.49

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – Chapelle Le Grande between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.50

MultiFamily Note (Variable Loan)– Chapelle Le Grande between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.51

Guaranty – Chapelle Le Grande between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.52

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – Shadow Wood Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.53

MultiFamily Note (Variable Loan)– Shadow Wood Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.54

Guaranty – Shadow Wood Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.55

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – Vista Village Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.56

MultiFamily Note (Variable Loan)– Vista Village Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.57

Guaranty – Vista Village Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.58

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – Watergate Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.59

MultiFamily Note (Variable Loan)– Watergate Apartments between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.60

Guaranty – Watergate Apartments between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.61

MultiFamily Deed of Trust, Assignment of Rents and Security Agreement – Terrace Gardens Townhouses between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.62

MultiFamily Note (Variable Loan)– Terrace Gardens Townhouses between VMS National Properties Joint Venture, an Illinois joint venture, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

10.63

Guaranty – Terrace Gardens Townhouses between AIMCO Properties, L.P., a Delaware limited partnership, and CAPMARK Finance, Inc., a California Corporation dated January 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMS National Properties Joint Venture

(an Illinois joint venture)

VMS National Residential Portfolio I

By:

MAERIL, Inc.

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

 Date:  January 30, 2007

VMS National Residential Portfolio II

By:

MAERIL, Inc.

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

 Date:  January 30, 2007